                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 7, 1999
                                                 ---------------


                                   NET 2 L. P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                      33-25984               13-3497738
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)


c/o Lexington Corporate Properties Trust
355 Lexington Avenue
New York, New York                                                 10017
----------------------------------------                         ----------
(Address of principal Executive offices)                         (zip code)



Registrant's telephone number, including area code             (212) 692-7200
                                                               --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On January 7, 1999, NET 2 L. P. (the "Partnership") acquired a property in Ocala, Florida (the "Ocala Property"), for approximately $19.5 million. The purchase price was satisfied by the proceeds of a first mortgage note of approximately $14.625 million and $4.875 million additional line of credit. The note bears interest at a rate of 7.25% per annum and requires monthly payments of principal and interest of $110,988 beginning March 1, 1999. The note matures on February 1, 2021. The additional line of credit bears interest at 315 points over the London Interbank Offered Rate, in effect on the first business day of each month and is due on May 1, 2000. The rate on the line of credit is currently at 8.77%.

The Ocala Property consists of approximately 696,597 square foot warehouse and distribution building net leased to Associated Grocers of Florida, Inc. through December 31, 2018. The fixed annual net rent payable for the base term is approximately $1.9 million through 2003, $2.1 million from 2004 through 2008, $2.3 million from 2009 through 2013 and $2.5 million from 2014 through 2018. The lease provides for fixed rent during the four renewal options of four years each.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

     (a)  Financial Statements

          No historical financial statements are presented herein since the Ocala Property was previously owned and occupied by Associated Grocers of Florida, Inc.

     (b)  Pro Forma Financial Information

          Estimated Taxable Operating Results and Cash Available from Operations of the Ocala Property

          Notes to Estimated Taxable Operating Results and Cash Available from Operations of the Ocala Property

          Pro Forma Balance Sheet as of September 30, 1998

          Pro Forma Statements of Income for the Year Ended December 31, 1997 and the Nine Months Ended September 30, 1998

          Notes to Pro Forma Financial Statements

     (c)  Exhibits:

          None.

                                   NET 2 L. P.
                     Estimated Taxable Operating Results and
                         Cash Available from Operations
                              of the Ocala Property
                          (Unaudited and in thousands)



The following statement represents estimates of taxable operating results and cash available from operations of the Ocala Property, based upon rents to be received in the first year of the lease. These estimated results do not purport to represent results of operations of the Ocala Property in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. The General Partner is not aware of any material supportable facts that would cause these estimates to be misleading.


Estimated Taxable Operating Results:
       Cash rent under net lease                                          $1,872
Less:
       Interest expense                                                    1,060
       Depreciation                                                          429
                                                                          ------
Estimated taxable operating results                                       $  383
                                                                          ======



Estimated Cash Available from Operations:
       Estimated taxable operating results                                $  383
Add:
       Depreciation                                                          429
                                                                          ------
Estimated cash available from operations                                  $  812
                                                                          ======

                                   NET 2 L.P.
                    NOTES TO ESTIMATED OPERATING RESULTS AND
                         CASH AVAILABLE FROM OPERATIONS
                              OF THE OCALA PROPERTY



Basis of Presentation

       Cash rent under the net lease represents the rental payments expected to be received during the first year of the lease.

       Interest expense represents tax deductible interest that is expected to be incurred on the related mortgage debt.

       The purchase price was allocated to land (12%) and to buildings (88%), based on an appraisal. Depreciation is computed on a straight-line basis over 40 years.

                                   NET 2 L.P.
                PRO FORMA BALANCE SHEET AND STATEMENTS OF INCOME



The accompanying Pro Forma Balance Sheet of NET 2 L. P. as of September 30, 1998, gives effect to the purchase of the Ocala Property, as if such occurred on September 30, 1998.

The accompanying Pro Forma Statements of Income for the year ended December 31, 1997 and nine months ended September 30, 1998, give effect to all 1998 and 1997 sale and acquisitions, as if such occurred as of January 1, 1997.

The Pro Forma Balance Sheet and Statements of Income were prepared by the management of the Partnership. These pro forma statements may not be indicative of the results that would have actually occurred if such had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Balance Sheet and Statements of Income should be read in conjunction with the Partnership's audited financial statements as of December 31, 1997 and for the year then ended (which are contained in the Partnership's Form 10-K for the year ended December 31, 1997), and the unaudited financial statements as of September 30, 1998, and for the nine months then ended (which are contained in the Partnership's Form 10-Q for the period ended September 30, 1998) and the accompanying notes thereto.

                                   NET 2 L.P.
                             PRO FORMA BALANCE SHEET
                               September 30, 1998
                          (Unaudited and in thousands)


                                                                          Pro Forma
                                                          Historical     Adjustments    Pro Forma
                                                          ----------     -----------    ---------
                                     ASSETS
Real estate, net                                           $ 65,993       $ 19,500      $ 85,493
Cash and cash equivalents                                       312           (159)          153
Deferred expenses (net of accumulated amortization
   of $582 and $480 in 1998 and 1997, respectively)             275            159           434
Rent receivable                                               2,114           --           2,114
Other assets                                                    241           --             241
                                                           --------       --------      --------

   Total assets                                            $ 68,935       $ 19,500      $ 88,435
                                                           ========       ========      ========



                        LIABILITIES AND PARTNERS' CAPITAL

Mortgage and notes payable                                 $ 30,822       $ 19,500      $ 50,322
Accrued interest payable                                        128           --             128
Accounts payable and other liabilities                          723           --             723
                                                           --------       --------      --------
                                                             31,673         19,500        51,173
                                                           --------       --------      --------

Partners' capital (deficit):
   General Partner                                             (268)          --            (268)
   Limited Partners ($100 per Unit, 500,000 Units
     authorized, 477,167 Units issued
     and outstanding)                                        37,530           --          37,530
                                                           --------       --------      --------
                                                             37,262           --          37,262
                                                           --------       --------      --------

   Total liabilities and partners' capital                 $ 68,935       $ 19,500      $ 88,435
                                                           ========       ========      ========

                                   NET 2 L. P.
                        NOTES TO PRO FORMA BALANCE SHEET
                                   (Unaudited)



1.   Pro Forma Adjustments

     The adjustment to real estate, net reflects the purchase price of the Ocala Property.

     The adjustment to mortgage and notes payable reflects the financing of the acquisition.

     The adjustment to deferred expenses reflects costs incurred in obtaining financing of the acquisition.

                                   NET 2 L. P.
                          PRO FORMA STATEMENT OF INCOME
                      Nine months ended September 30, 1998
              (Unaudited and in thousands, except per Unit amounts)


                                                                   Pro Forma
                                               Historical         Adjustments           Pro Forma
                                               ----------         -----------           ---------
Revenue:
   Rental                                    $      4,989         $     2,314         $      7,303
   Interest and other                                  75                   -                   75
                                             ------------         -----------         ------------
                                                    5,064               2,314                7,378
                                             ------------         -----------         ------------

Expenses:
   Interest expense                                 1,520               1,554                3,074
   Depreciation                                       881                 500                1,381
   Amortization of deferred expenses                  102                  12                  114
   General and administrative                         436                   -                  436
                                             ------------         -----------         ------------
                                                    2,939               2,066                5,005
                                             ------------         -----------         ------------

Net Income                                   $      2,125         $       248         $      2,373
                                             ============         ===========         ============


Net income per Unit
   of limited partnership interest (*)       $3.82 to $4.74                           $4.27 to $5.29
                                             ==============                           ==============


(*) Amounts allocated to unit holders vary depending on the dates they became unit holders.

                                   NET 2 L. P.
                          PRO FORMA STATEMENT OF INCOME
                          Year ended December 31, 1997
              (Unaudited and in thousands, except per Unit amounts)


                                                               Pro Forma
                                          Historical          Adjustments           Pro Forma
                                          ----------          -----------           ---------
Revenue:
   Rental                                 $    5,934         $       3,677        $      9,611
   Interest and other                            149                     -                 149
                                          ----------         -------------        ------------
                                               6,083                 3,677               9,760
                                          ----------         -------------        ------------

Expenses:
   Interest expense                            1,875                 2,417               4,292
   Depreciation                                1,074                   782               1,856
   Amortization of deferred expenses             136                    16                 152
   General and administrative                    634                     -                 634
                                          ----------         -------------        ------------
                                               3,719                 3,215               6,934
                                          ----------         -------------        ------------

Net Income                                $    2,364         $         462        $      2,826
                                          ==========         =============        ============


Net income per Unit of
   limited partnership interest (*)       $4.20 to $5.30                          $5.02 to $6.34
                                          ==============                          ==============


(*) Amounts allocated to unit holders vary depending on the dates they became unit holders.

                                   NET 2 L. P.
                     NOTES TO PRO FORMA STATEMENTS OF INCOME
                                   (Unaudited)



1.   Pro Forma Adjustments

     The adjustment to rental revenues relates to the establishment of a new measurement date in the straight-lining of rents under the lease term resulting from the acquisition of the properties.

     The adjustment to interest expense relates to the additional debt incurred in financing the acquisitions.

     The adjustment to depreciation relates to an increase in building basis which is depreciated over an estimated useful life of 40 years, using the straight-line method.

     The adjustment to amortization relates to an increase in deferred costs which is amortized over the life of the loan of 10 years, using the straight-line method.

                                    SIGNATURE

Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            NET 2 L. P.

                                            By:   Lepercq Net 2 L. P.
                                                  its general partner

                                            By:   Lepercq Net 2 Inc.
                                                  its general partner

Date:        1/22/99                        By:   E. Robert Roskind
      -----------------------                     -------------------
                                                  E. Robert Roskind
                                                  President